SoundHound AI Reports Record Fourth Quarter Revenue, Up 101%, Exceeding $34.5 Million; Raises Full Year Outlook
•Strong year-end performance propels the company to the top end of revenue guidance range with strong momentum in voice-enabled Agentic AI
•Company closes the year with nearly $200 million in cash and no debt
SANTA CLARA, Calif.--(BUSINESS WIRE)--SoundHound AI, Inc. (Nasdaq: SOUN), a global leader in voice artificial intelligence, today reported its financial results for the fourth quarter and full year 2024.
“We had a breakthrough year, expanding our leadership position in voice and conversational AI through major customer wins, expanded partnerships, groundbreaking generative AI innovation, and strategic acquisitions,” said Keyvan Mohajer, CEO and Co-Founder of SoundHound AI. “As we move into the era of Agentic AI, we are uniquely positioned to capitalize on this evolving category. Together with our existing broad portfolio of voice-enabled AI solutions we can deliver even greater commercial impact.”
Fourth Quarter and Full Year Financial Highlights
•Fourth quarter revenue was $34.5 million, an increase of 101% year-over-year
•Fourth quarter GAAP gross margin was 39.9%; non-GAAP gross margin was 52.1%
•Fourth quarter adjusted EBITDA was $(16.8) million
•Full year revenue was $84.7 million, an increase of 85% year-over-year
•Full year GAAP gross margin was 48.9%; non-GAAP gross margin was 58.5%
•Full year adjusted EBITDA was $(61.9) million
•SoundHound’s year-end stock price increase resulted in an increase in its fair value of contingent liabilities, significantly impacting both fourth quarter and full year GAAP net loss and EPS. The fluctuation is non-operating and non-cash in nature and is calculated based on mark to market fair value accounting standards. The corresponding non-GAAP values are not impacted. Accordingly, fourth quarter GAAP EPS was $(0.69) and fourth quarter non-GAAP EPS was $(0.05).
“We exited 2024 in a position of strength, and with accelerating momentum," said Nitesh Sharan, CFO of SoundHound AI. "Our foundation runs deep, with a rapidly growing and diversified customer base and a highly capable team executing with tenacity to capture the tremendous opportunities in front of us.”

Business Highlights
Customer Momentum
•In Restaurants: Working with over 30% of the top 20 quick-service restaurant (QSR) brands, and continuing to expand across renowned restaurant brands including Burger King UK, Church’s Texas Chicken, Peet’s Coffee, Torchy’s Tacos, and Whataburger, among others.
•In Healthcare: New partners including Duke Health, Wellstar Health System, and Englewood Health. Customers include Allina Health, Aveanna Healthcare, and MUSC Health, among others.
•In Automotive: Expanding adoption across leading EV manufacturers, with customers including Lucid Motors, and Togg; launched in Lancia vehicles in Europe, adding to six other live Stellantis brands with SoundHound Chat AI Automotive.
•In Retail: Expanding AI solutions for multi-location retail brands in clothing, fitness, vehicle maintenance, home services, waste management, and more. Customers include Torrid, multiple Planet Fitness franchise groups, and My Gym, among others.
•In Energy: SoundHound continues to expand into new industries, adding one of the largest electric utilities in the United States to our wide-ranging portfolio of customers.
•In Government: SoundHound signed a contract with the City of Coral Springs and continues to roll out our conversational AI capabilities with federal government agencies such as a branch of the United States military together with General Dynamics Information Technology.
•In Telecom: Expanding in South America with Telefónica following recent multi-year renewal, and scaling with a major European broadcaster and telecommunications provider in five countries.
•In Financial Services: Customers including BNP Paribas as well regional banks and credit unions such as American Heritage Credit Union, Nordic Bank, Sterling Bank, Truly Credit Union. SoundHound also works with 70% of the top 10 global financial institutions.
•In Insurance: In partnership with EXL expanding our industry presence with customers such as Transamerica, and scaling with companies like Apivia Courtage – surpassing 100 thousand calls automated in 2024.
•In Travel and Hospitality: Enhancing customer experiences for companies like AeroMexico and Resorts World Las Vegas, which recently highlighted our presence at CES 2025 on their digital display on The Strip.

Other Notable Highlights
•SoundHound is at the forefront of the Agentic AI revolution, leveraging its proven platform and strong market position to deliver next-generation agentic capabilities – an inevitable evolution in AI functionality for its customers.
•Unveiled the first ever in-vehicle voice commerce platform that enables seamless voice-controlled food ordering on the go at CES 2025.
•Partnered with Rekor to develop first-of-its-kind audio-visual AI, bringing hands-free voice control to emergency vehicle technology.
•Leading phone ordering technology surpassed 100 million customer interactions and processed hundreds of millions of dollars in restaurant orders.
•Conducted a research study about voice generative AI in vehicles, which found that 77% of regular drivers are likely to use voice generative AI capabilities in their vehicle if available.

Events and Awards
•Successful showcase at CES 2025, featuring collaborations with NVIDIA, Perplexity, Lucid Motors, LG and a broad range of the company's restaurant partners.
•SoundHound’s best-in-class technology earned multiple awards:
◦Frost Radar™ Leader in Enterprise Conversational AI in Healthcare 2024, XCelent Advanced Technology 2024 Award,
◦Best Use of AI in the Automation & Self-Service Awards 2024,
◦“Overall Connected Solution of the Year” at the AutoTech Breakthrough Awards
◦Shortlisted for Reuters 2024 Automotive D.R.I.V.E Honours for Innovation,
◦Finalist for the 2025 Automotive News PACE Awards.
•The company will be participating in NVIDIA GTC 2025, featuring demos of its voice assistant leveraging generative AI on the edge with NVIDIA Drive AGX™, and its recently introduced voice commerce ecosystem.

Fourth Quarter 2024 Financial Measures1

Three Months Ended (thousands, unless otherwise noted)	December 31, 2024	December 31, 2023	Change
Revenues	$34,543	$17,147	101%
GAAP gross profit	$13,784	$13,236	4%
GAAP gross margin	39.9%	77.2%	(37.3)	pp
Non-GAAP gross profit	$18,007	$13,354	35%
Non-GAAP gross margin	52.1%	77.9%	(25.8)	pp
GAAP operating loss[2]	$(257,072)	$(12,393)	1,974%
Non-GAAP adjusted EBITDA	$(16,793)	$(3,593)	367%
GAAP net loss[2]	$(258,599)	$(18,003)	1,336%
Non-GAAP net loss	$(18,993)	$(9,771)	94%
GAAP net loss per share[2]	$(0.69)	$(0.07)	$(0.62)
Non-GAAP net loss per share	$(0.05)	$(0.04)	$(0.01)

Full Year 2024 Financial Measures1

Twelve Months Ended (thousands, unless otherwise noted)	December 31, 2024	December 31, 2023	Change
Revenues	$84,693	$45,873	85%
GAAP gross profit	$41,384	$34,566	20%
GAAP gross margin	48.9%	75.4%	(26.5)	pp
Non-GAAP gross profit	$49,538	$34,978	42%
Non-GAAP gross margin	58.5%	76.2%	(17.8)	pp
GAAP operating loss[2]	$(341,353)	$(68,608)	398%
Non-GAAP adjusted EBITDA	$(61,915)	$(35,896)	72%
GAAP net loss[2]	$(350,681)	$(88,937)	294%
Non-GAAP net loss	$(69,073)	$(58,162)	19%
GAAP net loss per share[2]	$(1.04)	$(0.40)	$(0.64)
Non-GAAP net loss per share	$(0.20)	$(0.25)	$0.05
1)Please see tables below for a reconciliation from GAAP to non-GAAP.
2)GAAP-only operating loss includes a significant impact from the calculated fair value of contingent acquisition liabilities where future earn-out shares are marked-to-market on a quarterly basis, and with the increase in stock price at year-end the loss associated with this item was $221 million in the fourth quarter 2024 and $223 million in full year 2024, respectively. Non-GAAP measures exclude this non-cash impact.

Liquidity and Cash Flows
The company’s total cash and cash equivalents was $198 million at December 31, 2024. The company had no outstanding debt at December 31, 2024.
Condensed Cash Flow Statement

Year Ended (thousands)	December 31, 2024	December 31, 2023
Cash flows:
Net cash used in operating activities	$(108,878)	$(68,265)
Net cash used in investing activities	(12,372)	(392)
Net cash provided by financing activities	210,906	168,237
Effects of exchange rate changes on cash	225	(20)
Net change in cash and cash equivalents	$89,881	$99,560
Business Outlook
SoundHound raises its full year 2025 revenue outlook to be in a range of $157 to $177 million.

Additional Information
For more information please see the company’s SEC filings which can be obtained on the company’s website at investors.soundhound.com. The financial statements for the company’s fiscal year ended December 31, 2024 will be posted on the website, and will be included as an attachment to the company’s current report on Form 8-K filed concurrently with the dissemination of this press release. The financial data presented in this press release should be considered preliminary and unaudited until the company files its Annual Report on Form 10-K.
Conference Call and Webcast
Keyvan Mohajer, Co-Founder and CEO, and Nitesh Sharan, CFO will host a live audio conference call and webcast today at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time. A live webcast and replay will be accessible at investors.soundhound.com.
About SoundHound AI
SoundHound (Nasdaq: SOUN), a global leader in conversational intelligence, offers voice and conversational AI solutions that let businesses offer incredible experiences to their customers. Built on proprietary technology, SoundHound’s voice AI delivers best-in-class speed and accuracy in numerous languages to product creators and service providers across retail, financial services, healthcare, automotive, smart devices, and restaurants via groundbreaking AI-driven products like Smart Answering, Smart Ordering, Dynamic Drive Thru, and Amelia AI Agents. Along with SoundHound Chat AI, a powerful voice assistant with integrated Generative AI, SoundHound powers millions of products and services, and processes billions of interactions each year for world class businesses. www.soundhound.com
Forward Looking Statements
This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements include, but are not limited to, statements concerning our expected financial performance, our ability to implement our business strategy and anticipated business and operations, and guidance for financial results for 2025. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, readers are cautioned not to place undue reliance on these forward-looking statements. Our actual results may differ materially from those expressed or implied by these forward-looking statements as a result of risks and uncertainties impacting SoundHound’s business including, our ability to successfully launch and commercialize new products and services and derive significant revenue, our market opportunity and our ability to acquire new customers and retain existing customers, unexpected costs, charges or expenses resulting from our 2024 acquisitions, the ability of our 2024 acquisitions to be accretive on the company's financial results, and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Non-GAAP Measures of Financial Performance
To supplement the company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in this release: non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, non-GAAP net loss and non-GAAP earnings per share.
The company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The company also believes that providing this information allows investors to not only better understand the company's financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.
As such, the company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the company’s financial and operational performance.
The company defines its non-GAAP measures by excluding certain items:
The company arrives at non-GAAP gross profit and non-GAAP gross margin by excluding (i) amortization of intangibles (including acquired intangible assets) and (ii) stock-based compensation.
The company arrives at adjusted EBITDA by excluding (i) total other interest, net (included other interest and expense), (ii) loss on early extinguishment of debt, (iii) income taxes/(benefits), (iv) depreciation and amortization expense (including acquired intangible assets), (v) stock-based compensation, (vi) restructuring expense, (vii) change in fair value of contingent acquisition liabilities, and (viii) acquisition-related expenses.
The company arrives at non-GAAP net loss and non-GAAP net loss per share by excluding (i) depreciation and amortization expense (including acquired intangible assets), (ii) stock-based compensation, (iii) restructuring expense, (iv) loss on early extinguishment of debt, (v) change in fair value of contingent acquisition liabilities, (vi) gain on bargain purchase, (vii) acquisition-related expenses, and (viii) income tax effects related to acquisitions.
Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables below. When analyzing the company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.
To the extent that the company presents any forward-looking non-GAAP financial measures, the company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Fourth Quarter Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Margin

Three Months Ended (thousands, unless otherwise noted)	December 31, 2024	December 31, 2023
GAAP gross profit[1]	$13,784	$13,236
Adjustments:
Amortization of Intangibles	4,123	—
Stock-based compensation	100	118
Non-GAAP gross profit	$18,007	$13,354
GAAP gross margin	39.9%	77.2%
Non-GAAP gross margin	52.1%	77.9%
1)GAAP gross profit is calculated by subtracting the cost of revenues from revenues.
Fourth Quarter Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

Three Months Ended (thousands)	December 31, 2024	December 31, 2023
GAAP net loss	$(258,599)	$(18,003)
Adjustments:
Total other expense, net[1]	1,174	4,003
Loss on early extinguishment of debt	42	—
Income taxes/(benefits)	311	1,607
Depreciation and amortization	7,939	372
Stock-based compensation	9,853	6,569
Restructuring	—	806
Change in fair value of contingent acquisition liabilities	220,946	—
Acquisition-related expenses	1,541	1,053
Non-GAAP adjusted EBITDA	$(16,793)	$(3,593)
1)Includes other income (expense), net of $0.1 and $1.5 million for the three months ended December 31, 2024 and 2023, respectively.

Fourth Quarter Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

Three Months Ended (thousands, unless otherwise noted)	December 31, 2024	December 31, 2023
GAAP net loss attributable to SoundHound common shareholders	$(258,599)	$(18,571)
Adjustments:
Depreciation and amortization	7,939	372
Stock-based compensation	9,853	6,569
Restructuring	—	806
Loss on early extinguishment of debt	42	—
Change in fair value of contingent acquisition liabilities	220,946	—
Acquisition-related expenses	1,541	1,053
Income tax effects related to acquisitions	(715)	—
Non-GAAP net loss	$(18,993)	$(9,771)
GAAP net loss per share[1]	$(0.69)	$(0.07)
Adjustments	$0.64	$0.03
Non-GAAP net loss per share[1]	$(0.05)	$(0.04)
1)Weighted average common shares outstanding (basic and diluted) for the three months ended December 31, 2024 and 2023 were 375,102,329 and 248,250,552, respectively.
Full Year Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Margin

Year Ended (thousands, unless otherwise noted)	December 31, 2024	December 31, 2023
GAAP gross profit[1]	$41,384	$34,566
Adjustments:
Amortization of Intangibles	7,696	—
Stock-based compensation	458	412
Non-GAAP gross profit	$49,538	$34,978
GAAP gross margin	48.9%	75.4%
Non-GAAP gross margin	58.5%	76.2%
1)GAAP gross profit is calculated by subtracting the cost of revenues from revenues.

Full Year Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

Year Ended (thousands)	December 31, 2024	December 31, 2023
GAAP net loss	$(350,681)	$(88,937)
Adjustments:
Total other expense, net[1]	2,946	15,578
Loss on early extinguishment of debt	15,629	837
Income taxes/(benefits)	(9,247)	3,914
Depreciation and amortization	16,054	2,313
Stock-based compensation	33,145	24,789
Restructuring	—	4,557
Change in fair value of contingent acquisition liabilities	222,670	—
Acquisition-related expenses	7,569	1,053
Non-GAAP adjusted EBITDA	$(61,915)	$(35,896)
1)Includes other income (expense), net of $9.2 and $1.2 million for the years ended December 31, 2024 and 2023, respectively.
Full Year Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

Year Ended (thousands, unless otherwise noted)	December 31, 2024	December 31, 2023
GAAP net loss attributable to SoundHound common shareholders	$(351,097)	$(91,711)
Adjustments:
Depreciation and amortization	16,054	2,313
Stock-based compensation	33,145	24,789
Restructuring	—	4,557
Loss on early extinguishment of debt	15,629	837
Change in fair value of contingent acquisition liabilities	222,670	—
Gain on bargain purchase	(1,223)	—
Acquisition-related expenses	7,569	1,053
Income tax effects related to acquisitions	(11,820)	—
Non-GAAP net loss	$(69,073)	$(58,162)
GAAP net loss per share[1]	$(1.04)	$(0.40)
Adjustments	$0.84	$0.15
Non-GAAP net loss per share[1]	$(0.20)	$(0.25)
1)Weighted average common shares outstanding (basic and diluted) for the years ended December 31, 2024 and 2023 were 338,462,574 and 229,264,904, respectively.

Investors:
Scott Smith
408-724-1498
IR@SoundHound.com
Media:
Gianna Arantes
201-815-9852
PR@SoundHound.com